SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                            ____________________

                                  FORM 8-K
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                              January 11, 1996
                     (Date of earliest event reported)

                             A. Schulman, Inc.
           (Exact name of Registrant as specified in its charter)

              Delaware             0-7459            34-0514850
             (State of     (Commission File No.)   (IRS Employer
             Incorporation)                       Identification No.)

                          3550 West Market Street
                                Akron, Ohio
                  (Address of principal executive offices)

                                   44333
                                 (zip code)

                               (216) 666-3751
            (Registrant's telephone number, including area code)


          ITEM 5.   OTHER EVENTS.

                    On January 11, 1996, the Board of Directors
          (the "Board") of A. Schulman, Inc. (the "Company") adopted a stockholder rights plan which contemplates the issuance of special stock purchase rights to the Company's common stockholders of record as of January 25, 1996, as set forth in the Rights Agreement between the Company and Society National Bank, as Rights Agent, incorporated herein by reference as Exhibit 4.1.

                    Also on January 11, 1996, the Board adopted amendments to the Company's By-laws which require a stockholder to provide notice to the Company of such stockholder's intent to nominate a director or raise business at an annual meeting. Such notice must be provided to the Company not less than 60 nor more than 90 days prior to the anniversary of the previous year's annual meeting and must contain certain specified information concerning the proposed director nominee or the matters to be brought before the annual meeting and concerning the stockholder submitting the proposal. Copies of the Company's By-laws, as amended to date, are incorporated herein by reference as Exhibit 3.

          ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

             3.1 By-Laws dated December 8, 1983 (incorporated by reference to Exhibit 3(c) of the Company's Form 10-K for fiscal year ended
                     August 31, 1990).

             3.2     Amendment to the By-Laws dated October 20,
                     1986 (incorporated by reference to Exhibit
                     3(f) of the Company's Form 10-K for fiscal year ended August 31, 1991).

             3.3     Amendment to the By-Laws dated January 11, 1996.

             4.1 Rights Agreement, dated as of January 12, 1996, between the Company and Society National Bank, as Rights Agent, which includes as Exhibit B thereto the Form of Rights Certificate (incorporated herein by reference to Exhibit 1 to the Company's Registration Statement on Form 8-A, dated January 15, 1996).

             20.1 Form of Letter to the Company's stockholders describing the Rights, dated January __, 1996.


                                  SIGNATURE

                     Pursuant to the requirements of the
          Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                   A. SCHULMAN, INC.

                                   By: /s/ Robert A. Stefanko

                                   Name:  Robert A. Stefanko
                                   Title:    Chairman of the Board and
                                             Chief Financial Officer

          Date:  January 15, 1996



                                  EXHIBIT INDEX

           Exhibit       Description                         Page

             3.1         By-Laws dated December 8, 1983
                         (incorporated by reference to
                         Exhibit 3(c) of the Company's Form
                         10-K for fiscal year ended August
                         31, 1990).

             3.2         Amendment to the By-Laws dated
                         October 20, 1986 (incorporated by
                         reference to Exhibit 3(f) of the
                         Company's Form 10-K for fiscal
                         year ended August 31, 1991).

             3.3         Amendment to the By-Laws dated
                         January 11, 1996.

             4.1         Rights Agreement, dated as of
                         January 12, 1996, between the
                         Company and Society National Bank,
                         as Rights Agent, which includes as
                         Exhibit B thereto the Form of
                         Rights Certificate (incorporated
                         herein by reference to Exhibit 1
                         to the Company's Registration
                         Statement on Form 8-A dated
                         January 15, 1996).

             20.1        Form of letter to the Company's
                         stockholders describing the
                         Rights, dated January __, 1996.